                               ABS New Transaction

                             Computational Materials
                             -----------------------

                            $1,200,000,000 (approx.)

                        Green Tree Financial Corporation

                                [GREEN TREE LOGO]

                Certificates for Home Equity Loans Series 1999-A




February 19, 1999




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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

The attached tables and other statistical analyses (the "Computational Material") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Material which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.










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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                       TERM SHEET DATED February 19, 1999

                        Green Tree Financial Corporation
                Certificates for Home Equity Loans, Series 1999-A
                          $1,200,000,000 (Approximate)
                               Subject to Revision

SELLER/SERVICER:           Green Tree Financial Corporation ("Green Tree")
TRUSTEE:                   U.S. Bank Trust National Association

UNDERWRITERS:              Merrill Lynch (Lead), Chase Securities (Co), Credit
                           Suisse First Boston (Co), First Union (Co), and
                           Lehman Brothers (Co)

OFFERED CERTIFICATES:

                                                  Ratings                  WAL at                 Exp Final
                               Amount           (S&P/Fitch)       125% Prepayment Model(1)        Maturity
                            ------------        ------------      ------------------------        ---------
To Call:
      A-1A ARM              $150,000,000        AAA / AAA                    2.44                 08/05
    (Conforming Loans)                          (Conforming
                                                Loans)
      A-1B ARM               150,000,000        AAA / AAA                    2.44                 08/05
      A-1                    282,000,000        AAA / AAA                    0.90                 10/00
      A-2                    135,000,000        AAA / AAA                    2.00                 08/01
      A-3                    131,000,000        AAA / AAA                    3.00                 12/02
      A-4                     59,500,000        AAA / AAA                    4.45                 12/04
      A-5 NAS                 67,500,000        AAA / AAA                    4.50                 12/04
      A-6 IO (2)             120,000,000        AAA / AAA                    1.99                 03/01
      M-1                     72,000,000         AA / AA                     7.14                 09/06
      M-2                     61,200,000          A / A                      7.49                 09/06
      B-1                     43,800,000        BBB / BBB                    3.98                 05/04
      B-2A                    24,000,000        BBB / BBB                    0.51                 05/00
To Maturity

      M-1                    $72,000,000         AA / AA                     7.30                 08/07
      M-2                     61,200,000          A / A                     10.00                 06/11
      B-1                     43,800,000        BBB / BBB                    3.98                 05/04
      B-2A                    24,000,000        BBB / BBB                    0.51                 05/00



OTHER CERTIFICATES:        The B-2 Certificates are not offered hereby. They
                           will be retained by the Seller or an affiliate thereof.

----------
(1) The Certificates (other than the Class A-1A ARM and the Class A-1B ARM Certificates) will be priced, with respect to the Fixed Rate Home Equity Contracts, using 125% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Contracts in the first month of the life of the Fixed Rate Home Equity Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20%. The Class A-1A ARM and Class A-1B ARM Certificates will be priced, with respect to the Adjustable Rate Home Equity Contracts, using a constant prepayment rate of 30% CPR.

(2) Interest will be based on a notional principal amount which will equal $120,000,000 (or the Class A Principal Balance for such Payment Date, if less) for the first 24 Payment Dates, and will thereafter equal zero. The Class A-6 IO Certificates are interest-only Certificates and are not entitled to receive distributions of principal.












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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

CUT-OFF DATE:              February 1, 1999 (or the date of origination, if
                           later), in each case for contracts other than Subsequent Contracts. For each Subsequent Contract, the date of purchase by the Trust.

EXP. PRICING:              February 23, 1999.

EXP. SETTLEMENT:           March 18, 1999.

INTEREST/PRINCIPAL:        The 15th day of each month (or if such 15th day is
                           not a business day, the next succeeding business day) commencing on April 15, 1999.

ERISA:                     The Class A Certificates are ERISA eligible.

TAX STATUS:                The Trust will be treated as a "real estate mortgage
                           investment conduit" (a "REMIC") for federal income tax purposes.

OPTIONAL REDEMPTION:       10% cleanup call.

COLLATERAL:                The Pool includes adjustable-rate closed-end home
                           equity loans subject to interest rate adjustments after an initial period of up to 36 months (the
                           "Adjustable Rate Home Equity Contracts" and fixed-rate closed-end home equity loans (the "Fixed Rate
                           Home Equity Contracts") together with the Adjustable
                           Rate Home Equity Contracts(the "Home Equity
                           Contracts").

ADDITIONAL COLLATERAL:     The data set forth below with respect to the Pool is
                           based solely on the contracts identified for inclusion in the Pool as of the Cut-off Date
                           ("Original Home Equity Contracts"). Certain additional contracts will be identified for inclusion in the Pool prior to the Closing Date ("Additional
                           Home Equity Contracts"). During a limited period following the Closing Date, the Trust Fund will purchase subsequent contracts ("Subsequent Home
                           Equity Contracts"). It is expected that the Additional and Subsequent Home Equity Contracts will have characteristics which are substantially similar to the original contracts.















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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                        HOME EQUITY CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:        Class A:    18.75% subordination (Class M-1, M-2,
                                       B-1, B-2A and B-2) & Residual (Class C)

                           Class M-1:  12.75% subordination (Class M-2, B-1,
                                       B-2A and B-2) & Residual (Class C)

                           Class M-2:  7.65% subordination (Class B-1, B-2A and
                                       B-2) & Residual (Class C)

                           Class B-1:  4.00% subordination (Class B-2A and B-2)
                                       & Residual (Class C)

                           Class B-2A: 2.00% subordination (Class B-2) &
                                       Residual (Class C)

                           Class B-2:  Limited Guaranty & Residual (Class C)

DISTRIBUTIONS:             The Amount Available will generally consist of
                           payments made on or in respect of the Home Equity
                           Contracts, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee, and amounts otherwise payable to Green Tree as the Guaranty Fee, and amounts otherwise payable to the Class C
                           Certificateholder.

                           Class A Certificates are senior to the Class M and Class B Certificates. Class M Certificates are senior to the Class B Certificates.

PRE-FUNDING FEATURE:       On the Closing Date, a portion of the proceeds from
                           the sale of the Certificates (the "Pre-Funded
                           Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the Trust to purchase Subsequent Home Equity
                           Contracts during the Pre-Funding Period. The Pre-
                           Funded Amount will be reduced during the Pre-Funding
                           Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding
                           Account following the Pre-Funding Period will be
                           (i) paid to respect of the Class A-1 Certificates in the case of amounts remaining which had been allocated to fund the purchase of Subsequent Home
                           Equity Contracts which are Fixed Rate Home Equity
                           Contracts, and (ii) to the Class A-1B ARM
                           Certificates in the case of amounts remaining which had been allocated to fund the purchase of Subsequent
                           Home Equity Contracts which are Adjustable Rate Home
                           Equity Contracts.

LOSSES ON LIQUIDATED
  HOME EQUITY CONTRACTS:   If Net Liquidation Proceeds from Liquidated Contracts
                           in the respective collection period are less than the Scheduled Principal Balance of such Liquidated
                           Contracts plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class C
                           Certificateholder, then the Guaranty Fee otherwise payable to the Company, then the Monthly Servicing
                           Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class B-2
                           Certificateholders, then the Class B-2A
                           Certificateholders, then the Class B-1
                           Certificateholders, then the Class M-2
                           Certificateholders and then the Class M-1
                           Certificateholders.








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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

INTEREST
(Class  A, M-1, M-2, B-1): Interest will be distributable first to each Class of
                           Class A Certificates concurrently, then to the Class M-1 Certificates, then to the Class M-2 Certificates, and then to the Class B-1 Certificates in each case to the extent of the Amount Available.

                           Interest will be paid concurrently on each Class of Class A Certificates at the related Pass-Through Rate on the then outstanding related Class A Principal Balance (in the case of Class A Certificates other than the Class A-6 IO Certificates) or based on the Notional Principal Amount (in the case of the Class A-6 IO Certificates). Interest will be calculated on the Class A-6 IO Certificates on the basis of a "Notional Principal Amount" equal to the lesser of
                           (a) the principal balance of the Class A Certificates and (b) $120,000,000 (reference to the Notional Principal Amount is solely for convenience in certain calculations and does not represent the right to receive any distribution allocable to principal).
                           The Class A-6 IO Certificates are entitled to receive interest payments only through the Payment Date in March 2001.

                           The Class A-1A ARM Certificates will bear interest at a variable Pass-Through Rate calculated on an actual/360 basis. The Pass-Through Rate for the Class A-1A ARM Certificates will be floating and will equal the lesser of :

                                   i.   one-month LIBOR plus the Class A-1A
                                        Pass-Through Margin;

                                   ii.  the Available Funds Pass-Through Rate;
                                        or

                                   iii. 14.00%.

                           The "Class A-1A Pass-Through Margin" will equal [___%] per annum through the Payment Date on which the principal balance of the Home Equity Contracts is 10% or more of the Principal Balance of the Home Equity Contracts as of the Cut-off Date, and [2 x the Class A-1A Pass-Through Margin] per annum on each Payment Date on which the principal balance of the Home Equity Contracts is less than 10% of the Principal Balance of the Home Equity Contracts as of the Cut-off Date. The "Available Funds Pass-Through Rate" for any Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Adjustable Rate Contracts. The "Expense Adjusted Mortgage Rate" on any Adjustable Rate Contract is equal to the then applicable Loan Interest Rate thereon, minus the Expense Fee Rate, which is equal to 0.50% per annum, which is the sum of the servicing fee and the trustee fee.
















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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

INTEREST (continued):      The Class A-1B ARM Certificates will bear interest at
                           a variable Pass-Through Rate calculated on an actual/360 basis. The Pass-Through Rate for the Class A-1B ARM Certificates will be floating and will equal the lesser of :

                                   i. one-month LIBOR plus the Class A-1B
                                      Pass-Through Margin;

                                  ii. the Available Funds Pass-Through Rate; or

                                 iii. 14.00%.

                           The "Class A-1B Pass-Through Margin" will equal [___%] per annum through the Payment Date on which the principal balance of the Home Equity Contracts is 10% or more of the Principal Balance of the Home Equity Contracts as of the Cut-off Date, and [2 x the Class A-1B Pass-Through Margin] per annum on each Payment Date on which the principal balance of the Home Equity Contracts is less than 10% of the Principal Balance of the Home Equity Contracts as of the Cut-off Date.

                           The Class A (other than the Class A-1A ARM and Class A-1B ARM), Class M and Class B Certificates will bear interest at a fixed Pass-Through Rate.

                           Interest on the outstanding Class A Principal Balance, Class M-1 Adjusted Principal Balance,
                           Class M-2 Adjusted Principal Balance, Class B-1 Adjusted Principal Balance, and Class B-2A Adjusted Principal Balance as applicable, will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid to but excluding the following Payment Date. Interest on the Class A-1A and A-1B ARM Certificates will accrue on an actual/360 basis. Interest on all other Certificates will accrue on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the applicable Pass-Through Rate, to the extent legally permissible.

                           The Class M-1 Adjusted Principal Balance is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Principal Amount.

                           The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                           The Class M-2 Adjusted Principal Balance is the
                           Class M-2 Principal Balance less any Class M-2 Liquidation Loss Principal Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                           The Class B-1 Adjusted Principal Balance is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Principal Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.









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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

PRINCIPAL
(Class A, M-1, M-2, B-1):  After the payment of all interest distributable to
                           Class A, Class M-1, Class M-2, and Class B-1
                           Certificateholders, principal will be distributed in the following manner.

CLASS A PRINCIPAL:         After payment of all interest distributable to the
                           Class A, Class M-1, Class M-2, and Class B-1
                           Certificateholders, and to the extent of the remaining amount available (A) holders of the Class A-1A ARM Certificates and the Class A-1B ARM
                           Certificates will be entitled to receive, as payments of principal, respectively, the Group I ARM Formula
                           Principal Distribution Amount and the Group II ARM formula Principal Distribution Amount and (B), the
                           Senior Percentage of the Formula Principal
                           Distribution Amount will be distributed on each Class of Class A Certificates (other than the
                           Class A-1A ARM, Class A-1B ARM, and Class A-6 IO
                           Certificates) as follows: (i) that portion, if any, of the Senior Percentage of the Formula Principal
                           Distribution Amount equal to the Class A-5 Lockout
                           Pro Rata Distribution Amount will be distributed to the Class A-5 Certificateholders; and (ii) the remainder of the Senior Percentage of the Formula
                           Principal Distribution Amount will be distributed in the following order: first to the Class A-1
                           Certificateholders until the Class A-1 Principal
                           Balance has been reduced to zero, then to the Class
                           A-2 Certificateholders until the Class A-2 Principal
                           Balance has been reduced to zero, then to the Class
                           A-3 Certificateholders until the Class A-3 Principal
                           Balance has been reduced to zero, then to the Class
                           A-4 Certificateholders until the Class A-4 Principal
                           Balance has been reduced to zero, then to the Class
                           A-5 Certificateholders until the Class A-5 Principal
                           Balance has been reduced to zero.

                           The "Formula Principal Distribution Amount" will generally be equal to (A) the sum of (i) all scheduled payments of principal due on each outstanding Home Equity Contract during the related Due Period, (ii) the Scheduled Balance of each Home Equity Contract which, during the related Due Period, was repurchased by the Company, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of Home Equity Contracts, (iv) the scheduled principal balance of each Home Equity Contract that became a liquidated contract during such related Due Period and (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if (a) the Payment Date occurs on or after the Payment Date on which the Class B-2 Principal Balance has been reduced to zero, or (b) such amount was not covered by a Class B-2 Guaranty Payment and corresponding reduction in the Class B-2 Principal Balance, minus (B) the sum of the Group I ARM Formula Principal Distribution Amount and the Group II ARM Formula Principal Distribution Amount.














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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                           The "Group I ARM Formula Principal Distribution Amount" on or before the Payment Date on which the Class A-1A ARM Certificates have been paid in full will generally be equal to the lesser of (A) the Class A-1A ARM Principal Balance or (B) the sum of the following: (i) all scheduled payments of principal due on each outstanding Group I Adjustable Rate Contract during the related Due Period; (ii) all partial principal prepayments and principal prepayments in full received on each Group I Adjustable Rate Contract during the related Due Period; (iii) the scheduled principal balance of each Group I Adjustable Rate Contract that became a liquidated contract during the related Due Period;
                           (iv) the scheduled principal balance of each Group I Adjustable Rate Contract repurchased by the Company during the related Due Period; and (v) on any Payment Date which is on or after the Payment Date on which the Class A-1, A-2, A-3, A-4, and A-5 Certificates have been paid in full, (a) the Senior Percentage times (x) a pro rata portion of the sum of the amounts described in clauses (i) through (v) of the definition of the Formula Principal Distribution Amount less (y) the sum of the amounts described in clauses (i) through (iv) of the definition of the Group I ARM Formula Principal Distribution Amount and the amounts described in clasues (i) through (iv) of the definition of the Group II ARM Formula Principal Distribution Amount less (b) the amount, if any, distributed in payment of principal on the Class A-1, A-2, A-3, A-4, and A-5 Certificates on such Payment Date.

                           The "Group II ARM Formula Principal Distribution Amount" on or before the Payment Date on which the Class A-1B ARM Certificates have been paid in full will generally be equal to the lesser of (A) the Class A-1B ARM Principal Balance or (B) the sum of the following: (i) all scheduled payments of principal due on each outstanding Group II Adjustable Rate Contract during the related Due Period; (ii) all partial principal prepayments and principal prepayments in full received on each Group II Adjustable Rate Contract during the related Due Period; (iii) the scheduled principal balance of each Group II Adjustable Rate Contract that became a liquidated contract during the related Due Period;
                           (iv) the scheduled principal balance of each Group II Adjustable Rate Contract repurchased by the Company during the related Due Period; and (v) on any Payment Date which is on or after the Payment Date on which the Class A-1, A-2, A-3, A-4, and A-5 Certificates have been paid in full, (a) the Senior Percentage times (x) a pro rata portion the sum of the amounts described in clauses of (i) through (v) of the definition of the Formula Principal Distribution Amount less (y) the sum of the amounts described in clauses (i) through (iv) of the definition of the Group II ARM Formula Principal Distribution Amount and the amounts described in clasues (i) through (iv) of the definition of the Group II ARM Formula Principal Distribution Amount less (b) the amount, if any, distributed in payment of principal on the Class A-1, A-2, A-3, A-4, and A-5 Certificates on such Payment Date.











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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                           The "Class A-5 Lockout Pro Rata Distribution Amount," as to any Payment Date, is an amount equal to the lesser of:

                           (a) the product of (1) the Class A-5 Lockout
                           Percentage, and (2) the product of (A) a fraction, the numerator of which is the Class A-5 Principal Balance immediately preceding such Payment Date and the denominator of which is the Class A Principal Balance less the sum of the Class A-1A ARM Principal Balance and the Class A-1B ARM Principal Balance immediately preceding such Payment Date, and (B) the Senior Percentage of the Formula Principal Distribution Amount for such Payment Date, and

                           (b) the Class A-5 Principal Balance immediately preceding such Payment Date.

                           The "Class A-5 Lockout Percentage" for each Payment Date shall be as follows:

                           Payment Dates                     Lockout Percentage

                           April 1999 - March 2001                   0%
                           April 2001 - March 2003                   20%
                           April 2003 - March 2004                   80%
                           April 2004 - March 2005                   100%
                           April 2005 and thereafter                 300%

                           The Senior Percentage will equal 100% if either of the following exist:

                             i)  the Payment Date is prior to April 2002
                                 (month 37); or

                            ii)  any Class B Principal Distribution Test
                                 (see below) is not satisfied.

                           On each Payment Date on which the Class B Principal Distribution Test has been satisfied, the Senior Percentage will equal a fraction, expressed as a percentage, the numerator of which is the sum of the Class A Principal Balance (excluding the Class A-1A ARM Principal Balance and the Class A-1B ARM Principal Balance) and the Class M Principal Balance for such Payment Date, and the denominator of which is the Pool Scheduled Principal Balance of Home Equity Contracts other than the Adjustable Rate Contracts for the immediately preceding Payment Date.

                           The Class A-6 IO Certificates are interest-only Certificates and are not entitled to receive distributions of principal.

CLASS M-1 PRINCIPAL:       Class M-1 Certificateholders will not receive
                           principal until the Class A Principal Balance has been reduced to zero. At that time the Class M-1
                           Certificateholders will be entitled to receive the Senior Percentage of the Formula Principal
                           Distribution Amount, until the Class M-1 Principal
                           Balance has been reduced to zero.

CLASS M-2 PRINCIPAL:       Class M-2 Certificateholders will not receive
                           principal until the Class A and Class M-1 Principal
                           Balances have been reduced to zero. At that time
                           Class M-2 will be entitled to receive the Senior
                           Percentage of the Formula Principal Distribution
                           Amount, until the Class M-2 Principal Balance has been reduced to zero.












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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

CLASS B-1 PRINCIPAL:       The Class B-1 Certificateholders will not receive
                           principal payments until (i) the Class B Cross-over
                           Date and (ii) such time as either (a) each Class B
                           Principal Distribution Test is satisfied or (b) the Class A Principal Balance and the Class M Principal
                           Balance have each been reduced to zero. At that time, to the extent of the amount available after payment of all interest distributable to the Class A, Class
                           M-1, Class M-2, and Class B-1 Certificateholders and all principal distributable to the Class A, Class
                           M-1 and Class M-2 Certificateholders, Class B-1
                           Certificateholders will receive the Class B
                           Percentage of the Formula Principal Distribution
                           Amount until the Class B-1 Principal Balance has been reduced to zero.

                           The Class B Percentage will be equal to 100% minus the Senior Percentage. The Class B Percentage after the Class A and Class M Principal Balances have been reduced to zero will be equal to 100%.

CLASS B PRINCIPAL
  DISTRIBUTION TESTS:        (i)  the Average Sixty-Day Delinquency Ratio as of
                                  the given Payment Date and the prior two
                                  Payment Dates must not exceed 10%;

                            (ii) the Average Thirty-Day Delinquency Ratio as of the given Payment Date and the prior two Payment Dates must not exceed 12%;

                           (iii) the Cumulative Realized Losses as of the given Payment Date must not exceed 7.5%;

                            (iv) the Current Realized Loss Ratio as of the given Payment Date must not exceed 2.0%; and

                             (v)  the Class B Principal Balance plus the
                                  aggregate amount of Additional Class B-2A
                                  Principal, if any, divided by the Pool
                                  Scheduled Principal Balance of as of the immediately preceding Payment Date must be equal to or greater than 15.3%.

LIQUIDATION LOSS INTEREST: Liquidation Loss Interest will be distributable first to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class B-1 Certificates, and then to the Class B-2A Certificates. Interest on the outstanding Class M-1 Liquidation Loss Principal Amount, Class M-2 Liquidation Loss Principal Amount, Class B-1 Liquidation Loss Principal Amount, and Class B-2A Liquidation Loss Principal Amount, as applicable, will accrue from the Payment Date on which a Liquidation Loss Amount was realized to but excluding the following Payment Date.

CLASS B-2A INTEREST:       After payment of all interest and principal due on
                           the Class A, Class M-1, Class M-2, and Class B-1
                           Certificates, the Class B-2A interest will be paid to the Class B-2A Certificateholders in an amount equal to the product of (a) the Class B-2A Pass-Through
                           Rate and (b) the then outstanding Class B-2A Adjusted
                           Principal Balance.

CLASS B-2A PRINCIPAL:      Except to the extent described below, the Class B-2A
                           Certificateholders will not receive principal payments until the Class B-1 Principal Balance has been reduced to zero. After payment of all interest distributable to the Class A, Class M-1, Class M-2,
                           Class B-1, and Class B-2A Certificateholders and all principal distributable to the Class A, Class M-1, Class M-2 Certificateholders, and Class B-1
                           Certificateholders, Class B-2A will receive the Class B Percentage of the Formula Principal
                           Distribution Amount until the Class B-2A Principal
                           Balance has been reduced to zero.



[LOGO OF MERRILL LYNCH]                11

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

CLASS B-2 INTEREST:        After payment of all interest and principal due on
                           the Class A, Class M-1, Class M-2, Class B-1, and
                           Class B-2A Certificates, interest will be paid to the Class B-2 Certificateholders in an amount equal to the product of (a) the Class B-2 Pass-Through Rate and (b) the then outstanding Class B-2 Principal
                           Balance (less the Class B-2 Liquidation Loss
                           Principal Amount, if any). The Class B-2 Limited
                           Guaranty will be available to pay interest to the Class B-2 Certificateholders if the Class B-2
                           Remaining Amount Available is not sufficient.
                           Interest will initially accrue from the Settlement
                           Date and thereafter will accrue from the most recent
                           Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date.
                           Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class B-2 Pass-Through Rate, to the extent legally permissible.

CLASS B-2 PRINCIPAL:       Except as described below, the Class B-2
                           Certificateholders will not receive principal payments until the Class B-2A Principal Balance has been reduced to zero. At that time, if each Class B
                           Principal Distribution Test is satisfied (unless the
                           Class A and Class M Principal Balances have been reduced to zero), to the extent of the Amount
                           Available after payment of the Class A, the Class M, the Class B-1 and the Class B-2A Distribution Amounts and any amounts actually paid under the Class B-2
                           Limited Guaranty, the Class B-2 Certificateholders will receive the Class B Percentage of the Formula
                           Principal Distribution Amount until the Class B-2
                           Principal Balance has been reduced to zero.

                           On each Payment Date, the Class B-2
                           Certificateholders will also be entitled to receive, pursuant to the Class B-2 Limited Guaranty, the Class B-2 Liquidation Loss Principal Amount until the Class B-2 Principal Balance has been reduced to zero.

CLASS B-2 LIMITED
   GUARANTY:               The Class B-2 Limited Guaranty will be available to
                           pay the Class B-2 Liquidation Loss Principal Amount and the Class B-2 Distribution Amount. The Class B-2
                           Limited Guaranty will be an unsecured general obligation of the Company.

CLASS A-1A INTEREST
   CARRYOVER               If on any Distribution Date, the Class A-1A ARM Pass-
                           Through Rate is based on the Available Funds Pass-
                           Through Rate, holders of such Certificates will be entitled to receive the Available Funds Cap Carryover
                           Amount to the extent funds are available. The
                           "Available Funds Cap Carryover Amount" is the excess of (i) the amount of interest the Class A-1A ARM
                           Certificateholders would be entitled to receive on such Distribution Date had interest been calculated based on one-month LIBOR plus the Class A-1A Pass-
                           Through Margin (but in no event exceeding 14%) over
                           (ii) the amount of interest such Class will receive on such Distribution Date at the Available Funds
                           Pass-Through Rate, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable
                           Class A-1A ARM Pass-Through Rate, without giving effect to the Available Funds Pass-Through Rate, but in no event exceeding 14%). The ratings assigned to the Class A-1A Certificates do not address the likelihood of the payment of any Interest Carryover
                           Amount.









[LOGO OF MERRILL LYNCH]                12

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

CLASS A-1B INTEREST
   CARRYOVER               If on any Distribution Date, the Class A-1B ARM Pass-
                           Through Rate is based on the Available Funds Pass-
                           Through Rate, holders of such Certificates will be entitled to receive the Available Funds Cap Carryover
                           Amount to the extent funds are available. The
                           "Available Funds Cap Carryover Amount" is the excess of (i) the amount of interest the Class A-1B ARM
                           Certificateholders would be entitled to receive on such Distribution Date had interest been calculated based on one-month LIBOR plus the Class A-1B Pass-
                           Through Margin (but in no event exceeding 14%) over
                           (ii) the amount of interest such Class will receive on such Distribution Date at the Available Funds
                           Pass-Through Rate, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable
                           Class A-1B ARM Pass-Through Rate, without giving effect to the Available Funds Pass-Through Rate, but in no event exceeding 14%). The ratings assigned to the Class A-1B Certificates do not address the likelihood of the payment of any Interest Carryover
                           Amount.

ADDITIONAL CLASS B-2A
   PRINCIPAL:              On each Payment Date, 50% of the Amount Available, if
                           any, after payments to Certificateholders and the Servicing Fee to Green Tree as Servicer, if any, will be used to pay principal on the Class B-2A
                           Certificates until said principal balance equals zero.




















[LOGO OF MERRILL LYNCH]                13

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                              HOME EQUITY CONTRACTS

     The Home Equity Contracts consist of both fixed rate and adjustable rate closed-end home equity contracts. The adjustable rate closed-end home equity contracts are subject to interest rate adjustments after an initial six month, twenty-four month, or thirty-six month period (the "Adjustable Rate Home Equity Contracts"). All Home Equity Contracts which are not Adjustable Rate Contracts are referred to herein as "Fixed Rate Home Equity Contracts." The obligations of the Obligor under each Home Equity Contract are secured by the related real estate.

     The information concerning the Initial Home Equity Contracts presented below is based on a pool originated through January 31, 1999. Green Tree intends to acquire and sell Additional Home Equity Contracts to the Trust on the Closing Date and Subsequent Contracts to the Trust thereafter. Although the characteristics of the final pool of Home Equity Contracts will differ from the characteristics of the Initial Home Equity Contracts shown below, Green Tree does not expect that the characteristics of the Additional and Subsequent Home Equity Contracts sold to the Trust will vary materially from those of the Initial Home Equity Contracts herein.

                      THE INITIAL HOME EQUITY CONTRACT POOL

                    INITIAL FIXED RATE HOME EQUITY CONTRACTS

               Number of Contracts in pool:                   7,056
               Wgt. Avg. Contract Rate:                     11.305%
               Range of Rates:                       4.75% - 18.95%
               Wgt. Avg. Orig. Maturity:                        248
               Wgt. Avg. Rem. Maturity:                         247
               Avg. Rem. Princ. Balance:                    $58,938
               Wgt. Avg. CLTV:                               89.07%















[LOGO OF MERRILL LYNCH]                14

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                    INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                                               % of Fixed Rate
                                            % of Contract Pool                                  Contracts by
                           Number of           by Number of            Aggregate Principal       Outstanding
State                      Contracts            Contracts              Balance Outstanding    Principal Balance
-----                      ---------        ------------------         -------------------    -----------------
AL                            267                    3.78%                 13,410,677.31             3.22%
AR                             58                    0.82                   3,511,212.07             0.84
AZ                            148                    2.10                   9,242,448.22             2.22
CA                            494                    7.00                  39,059,907.09             9.39
CO                            144                    2.04                   9,504,973.34             2.29
CT                             62                    0.88                   4,529,426.91             1.09
DC                              6                    0.09                     223,019.61             0.05
DE                             30                    0.43                   2,044,010.37             0.49
FL                            274                    3.88                  14,236,059.01             3.42
GA                            247                    3.50                  14,671,820.50             3.53
IA                            147                    2.08                   8,038,965.44             1.93
ID                             27                    0.38                   1,229,170.64             0.30
IL                            323                    4.58                  19,555,611.33             4.70
IN                            249                    3.53                  12,712,608.17             3.06
KS                            103                    1.46                   5,182,046.37             1.25
KY                            148                    2.10                   7,934,565.96             1.91
LA                            198                    2.81                  10,375,880.44             2.49
MA                             76                    1.08                   5,709,402.54             1.37
MD                            163                    2.31                   8,048,328.44             1.94
ME                              6                    0.09                     399,339.13             0.10
MI                            355                    5.03                  23,164,774.24             5.57
MN                            112                    1.59                   7,225,069.17             1.74
MO                            180                    2.55                  10,282,579.42             2.47
MS                             90                    1.28                   4,484,847.46             1.08
MT                             21                    0.30                   1,260,601.01             0.30
NC                            373                    5.29                  22,152,079.12             5.33
ND                             16                    0.23                     938,715.44             0.23
NE                             57                    0.81                   3,210,895.14             0.77
NH                             11                    0.16                     498,440.53             0.12
NJ                            119                    1.69                   6,210,568.53             1.49
NM                             46                    0.65                   3,572,735.00             0.86
NV                             81                    1.15                   4,641,546.33             1.12
NY                            230                    3.26                  15,216,678.35             3.66
OH                            466                    6.60                  26,487,268.66             6.37
OK                             66                    0.94                   3,541,524.02             0.85
OR                             63                    0.89                   3,506,715.10             0.84
PA                            313                    4.44                  17,898,111.76             4.30
RI                             26                    0.37                   1,564,107.75             0.38
SC                            167                    2.37                   9,381,730.51             2.26
SD                             19                    0.27                   1,082,350.63             0.26
TN                            151                    2.14                   7,821,036.03             1.88
TX                            303                    4.29                  13,622,574.25             3.28
UT                             61                    0.86                   3,013,823.43             0.72
VA                            158                    2.24                  10,280,378.66             2.47
VT                              3                    0.04                      57,811.87             0.01
WA                            149                    2.11                  10,067,336.36             2.42
WI                            157                    2.23                  10,095,036.67             2.43
WV                             51                    0.72                   2,629,192.34             0.63
WY                             42                    0.60                   2,339,676.87             0.56
                            -----                  ------                 --------------           ------
       Total (1)            7,056                  100.00%                415,867,677.54           100.00%

----------
(1) Percentages do not add to 100% due to rounding.





[LOGO OF MERRILL LYNCH]                15

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

        YEARS OF ORIGINATION OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                 % of Fixed Rate
                                                                   Contracts by
                                                                   Outstanding
                          Number of     Aggregate Principal         Principal
Year of Origination       Contracts     Balance Outstanding          Balance
-------------------       ---------     -------------------     ----------------

1995                          12              309,678.33             0.07%
1996                         265            6,710,186.82             1.61
1997                          45            1,904,639.91             0.46
1998                       4,784          281,156,632.76            67.61
1999                       1,950          125,786,539.72            30.25
                           -----          --------------           ------
     Total (1)             7,056          415,867,677.54           100.00%

----------
(1) Percentages do not add to 100% due to rounding.

                  INITIAL FIXED RATE HOME EQUITY CONTRACT RATES

                                                                % of Fixed Rate
                                                                  Contracts by
                                                                  Outstanding
Range of Contracts by      Number of     Aggregate Principal       Principal
Contract Rates             Contracts     Balance Outstanding        Balance
----------------------     ---------     -------------------    ---------------
   Less than     9.001          228        23,013,681.41               5.53%
       9.001  - 10.000          746        71,845,612.26              17.28
      10.001  - 11.000        1,568       128,257,549.63              30.84
      11.001  - 12.000        1,266        75,776,567.06              18.22
      12.001  - 13.000        1,263        53,660,424.45              12.90
      13.001  - 14.000        1,278        41,822,188.02              10.06
      14.001  - 15.000          452        14,334,592.66               3.45
      15.001  - 16.000          135         3,833,122.72               0.92
      16.001  - 17.000           80         2,241,200.50               0.54
Greater than    17.000           40         1,082,738.83               0.26
                              -----       --------------             ------
       Total (1)              7,056       415,867,677.54             100.00%

----------
(1) Percentages do not add to 100% due to rounding.
















[LOGO OF MERRILL LYNCH]                16

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

    DISTRIBUTION OF ORIGINAL INITIAL FIXED RATE HOME EQUITY CONTRACT AMOUNTS

                                                                % of Fixed Rate
                                                                  Contracts by
                                                                  Outstanding
Original Contract          Number of     Aggregate Principal       Principal
Amount (in Dollars)        Contracts     Balance Outstanding        Balance
------------------------   ---------     -------------------    ---------------

      0.01 -    9,999.99        12             105,780.54            0.03%
 10,000.00 -   19,999.99     1,042          15,107,907.14            3.63
 20,000.00 -   29,999.99     1,078          25,932,632.66            6.24
 30,000.00 -   39,999.99       790          27,034,324.29            6.50
 40,000.00 -   49,999.99       759          33,674,104.31            8.10
 50,000.00 -   59,999.99       629          34,268,872.33            8.24
 60,000.00 -   69,999.99       594          38,272,019.75            9.20
 70,000.00 -   79,999.99       497          36,958,179.19            8.89
 80,000.00 -   89,999.99       331          27,850,238.61            6.70
 90,000.00 -   99,999.99       256          24,199,931.28            5.82
100,000.00 -  109,999.99       221          23,157,686.75            5.57
110,000.00 -  119,999.99       158          18,147,369.88            4.36
120,000.00 -  129,999.99       143          17,806,373.33            4.28
130,000.00 -  139,999.99       125          16,812,569.19            4.04
140,000.00 -  149,999.99        94          13,630,362.48            3.28
150,000.00 -  159,999.99        78          11,975,493.27            2.88
160,000.00 -  169,999.99        55           9,081,514.08            2.18
170,000.00 -  179,999.99        33           5,737,366.86            1.38
180,000.00 -  189,999.99        34           6,250,565.23            1.50
190,000.00 -  199,999.99        25           4,870,898.22            1.17
200,000.00 -  249,999.99        67          14,645,470.38            3.52
250,000.00 -  299,999.99        20           5,389,456.43            1.30
Greater than  300,000.00        15           4,958,561.34            1.19
                             -----         --------------          ------
              Total (1)      7,056         415,867,677.54          100.00%


    REMAINING MONTHS TO MATURITY OF INITIAL FIXED RATE HOME EQUITY CONTRACTS


                                                                % of Fixed Rate
                                                                  Contracts by
                                                                  Outstanding
Months Remaining           Number of     Aggregate Principal       Principal
Contracts                  Contracts     Balance Outstanding        Balance
-------------------        ---------     -------------------    ---------------

    1 -  30                      2              17,800.76            0.00%
   31 -  60                     78           1,507,593.34            0.36
   61 -  90                     94           2,520,290.05            0.61
   91 - 120                    425          12,589,792.02            3.03
  121 - 150                    103           3,296,149.53            0.79
  151 - 180                  2,528         126,563,491.42           30.43
  181 - 210                     15             694,407.21            0.17
  211 - 240                  2,022         123,128,591.39           29.61
  241 - 270                      5             343,935.07            0.08
  271 - 300                    924          64,434,427.00           15.49
  301 - 330                      2              81,724.31            0.02
  331 - 360                    858          80,689,475.44           19.40
                             -----         --------------          ------
        Total (1)            7,056         415,867,677.54          100.00%

----------
(1) Percentages do not add to 100% due to rounding.



[LOGO OF MERRILL LYNCH]                17

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

            LIEN POSITION OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                          % of Fixed Rate
                                                            Contracts by
                                                            Outstanding
                 Number of     Aggregate Principal           Principal
    Lien         Contracts     Balance Outstanding            Balance
------------     ---------     -------------------        ---------------

First              4,216          334,358,262.89               80.40%
Second             2,827           81,133,277.12               19.51
Third                 13              376,137.53                0.09
                      --          --------------              ------
                   7,056          415,867,677.54              100.00%
   Total(1)

----------
(1) Percentages do not add to 100% due to rounding.


    COMBINED LOAN-TO-VALUE RATIO OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                % of Fixed Rate
                                                                  Contracts by
                                                                  Outstanding
                              Number of   Aggregate Principal      Principal
Combined Loan-to-Value Ratio  Contracts   Balance Outstanding       Balance
----------------------------  ---------   -------------------   ---------------

    0.01  -   10.00                 1             28,000.00           0.01%
   10.01  -   20.00                19            314,216.63           0.08
   20.01  -   30.00                37            877,187.88           0.21
   30.01  -   40.00                39          1,347,611.69           0.32
   40.01  -   50.00                77          2,878,872.96           0.69
   50.01  -   60.00               124          4,867,038.02           1.17
   60.01  -   70.00               244         12,106,280.40           2.91
   70.01  -   80.00               847         47,108,949.91          11.33
   80.01  -   90.00             2,160        129,600,247.81          31.16
   90.01  -  100.00             3,404        213,495,693.02          51.34
  100.01  -  110.00               101          2,926,417.47           0.70
  110.01  -  120.00                 2            157,161.75           0.04
  120.01  -  130.00                 1            160,000.00           0.04
                                -----        --------------         ------
                                7,056        415,867,677.54         100.00%

----------
(1) Percentages do not add to 100% due to rounding.














[LOGO OF MERRILL LYNCH]                18

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                     GROUP I

                      THE INITIAL HOME EQUITY CONTRACT POOL
                  INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                 Number of Contracts in pool:                 789
                 Wgt. Avg. Contract Rate:                  9.442%
                 Range of Rates:                   5.63% - 13.25%
                 Wgt. Avg. Orig. Maturity:                    360
                 Wgt. Avg. Rem. Maturity:                     358
                 Avg. Rem. Princ. Balance:               $108,338
                 Wgt. Avg. CLTV:                           86.36%


                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
              INITIAL GROUP I ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                              % of Adjustable Rate
                                            % of Contract Pool                                    Contracts by
                           Number of           by Number of            Aggregate Principal         Outstanding
State                      Contracts            Contracts              Balance Outstanding     Principal Balance
-----                      ---------        ------------------         -------------------    --------------------
AL                             21                     2.66                    1,654,983.24             1.94%
AZ                             14                     1.77                    1,352,825.92             1.58
CA                             71                     9.00                   10,352,181.00            12.11
CO                             42                     5.32                    5,000,044.10             5.85
DC                              5                     0.63                      579,883.28             0.68
DE                              1                     0.13                       61,338.05             0.07
FL                             47                     5.96                    4,404,702.41             5.15
GA                             37                     4.69                    4,004,316.25             4.68
IA                              1                     0.13                       67,411.23             0.08
ID                              8                     1.01                      717,377.13             0.84
IL                             13                     1.65                    1,584,663.89             1.85
IN                             39                     4.94                    3,481,026.74             4.07
KS                              5                     0.63                      480,871.32             0.56
KY                             13                     1.65                    1,089,660.59             1.27
LA                             16                     2.03                    1,662,415.80             1.94
MA                             14                     1.77                    1,721,308.75             2.01
MD                             31                     3.93                    4,462,621.89             5.22
MI                             25                     3.17                    2,765,080.74             3.23
MN                              3                     0.38                      317,830.57             0.37
MO                              8                     1.01                      997,378.61             1.17
MS                              5                     0.63                      444,419.06             0.52
NC                             40                     5.07                    3,909,669.34             4.57
ND                              1                     0.13                       48,475.58             0.06
NE                              1                     0.13                       67,880.72             0.08
NH                              4                     0.51                      384,652.39             0.45
NV                              7                     0.89                      931,986.77             1.09
NY                              5                     0.63                      538,432.46             0.63
OH                             78                     9.89                    6,764,090.65             7.91
OK                              3                     0.38                      216,355.13             0.25
OR                             22                     2.79                    2,610,265.70             3.05
PA                             18                     2.28                    1,782,440.66             2.09
RI                              3                     0.38                      237,979.67             0.28
SC                             17                     2.15                    1,468,426.12             1.72
TN                             24                     3.04                    2,235,563.12             2.62
TX                             40                     5.07                    4,378,747.62             5.12
UT                             30                     3.80                    3,660,776.40             4.28
VA                             22                     2.79                    2,968,724.79             3.47
VT                              2                     0.25                      123,911.81             0.14
WA                             39                     4.94                    4,816,663.48             5.63
WI                             13                     1.65                    1,060,407.75             1.24
WV                              1                     0.13                       71,262.26             0.08
                              ---                   ------                   -------------           ------
       Total (1)              789                   100.00                   85,479,052.99           100.00%


---------------
* No one State in this category constitutes more than 5% of the Initial Adjustable Rate Home Equity Contracts Outstanding Principal Balance.
(1)  Percentages do not add to 100% due to rounding.



[LOGO OF MERRILL LYNCH]                19

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

 YEARS OF ORIGINATION OF INITIAL GROUP I ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                               % of Adjustable Rate
                                                                   Contracts by
                                                                   Outstanding
                          Number of     Aggregate Principal         Principal
Year of Origination       Contracts     Balance Outstanding          Balance
-------------------       ---------     -------------------    --------------------
1997                           1              107,916.08              0.13%
1998                         763           82,693,915.51             96.74
1999                          25            2,677,221.40              3.13
                             ---           -------------            ------
         Total (1)           789           85,479,052.99            100.00%

----------
(1) Percentages do not add to 100% due to rounding.


                    DISTRIBUTION OF ORIGINAL INITIAL GROUP I
                  ADJUSTABLE RATE HOME EQUITY CONTRACT AMOUNTS



                                                               % of Adjustable Rate
                                                                   Contracts by
                                                                   Outstanding
                          Number of     Aggregate Principal         Principal
Year of Origination       Contracts     Balance Outstanding          Balance
-------------------       ---------     -------------------    --------------------

 20,000.00  -  29,999.99        1              25,000.00              0.03%
 30,000.00  -  39,999.99       12             432,256.15              0.51
 40,000.00  -  49,999.99       39           1,773,312.68              2.07
 50,000.00  -  59,999.99       55           2,998,150.85              3.51
 60,000.00  -  69,999.99       83           5,352,132.97              6.26
 70,000.00  -  79,999.99       70           5,222,028.89              6.11
 80,000.00  -  89,999.99       55           4,663,851.39              5.46
 90,000.00  -  99,999.99       70           6,640,255.04              7.77
100,000.00  - 109,999.99       63           6,549,800.73              7.66
110,000.00  - 119,999.99       61           7,037,063.79              8.23
120,000.00  - 129,999.99       55           6,863,006.09              8.03
130,000.00  - 139,999.99       38           5,134,894.39              6.01
140,000.00  - 149,999.99       36           5,220,875.75              6.11
150,000.00  - 159,999.99       30           4,642,466.05              5.43
160,000.00  - 169,999.99       34           5,564,040.50              6.51
170,000.00  - 179,999.99       21           3,675,372.52              4.30
180,000.00  - 189,999.99       10           1,836,565.05              2.15
190,000.00  - 199,999.99       15           2,918,871.97              3.41
200,000.00  - 239,999.99       41           8,929,108.18             10.45
                              ---          -------------            ------
              Total (1)       789          85,479,052.99            100.00%

----------
(1) Percentages do not add to 100% due to rounding.









[LOGO OF MERRILL LYNCH]                20

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                REMAINING MONTHS TO MATURITY OF INITIAL GROUP I
                     ADJUSTABLE RATE HOME EQUITY CONTRACTS



                                                            % of Adjustable Rate
                                                                Contracts by
                                                                Outstanding
                       Number of     Aggregate Principal         Principal
Months Remaining       Contracts     Balance Outstanding          Balance
-----------------      ---------     -------------------    --------------------

  331 - 360               789            85,479,052.99             100.00%
                          ---            -------------             ------
         Total(1)         789            85,479,052.99             100.00%

----------
(1) Percentages do not add to 100% due to rounding.


           INITIAL GROUP I ADJUSTABLE RATE HOME EQUITY CONTRACT RATES


                                                            % of Adjustable Rate
                                                                 Contracts by
                                                                 Outstanding
Range of Contracts by    Number of     Aggregate Principal        Principal
Contract Rates           Contracts     Balance Outstanding         Balance
---------------------    ---------     -------------------  --------------------

Less than    9.001           275          33,361,386.78              39.03%
   9.001 -  10.000           305          32,235,541.98              37.71
  10.001 -  11.000           168          16,454,965.84              19.25
  11.001 -  12.000            37           3,113,835.10               3.64
  12.001 -  13.000             2             178,157.20               0.21
  13.001 -  13.250             2             135,166.09               0.16
                             ---          -------------             ------
            Total(1)         789          85,479,052.99             100.00%

----------
(1) Percentages do not add to 100% due to rounding.


                COMBINED LOAN-TO-VALUE RATIO OF INITIAL GROUP I
                     ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                           % of Adjustable Rate
                                                              Contracts by
                                                              Outstanding
Combined Loan-to-Value    Number of   Aggregate Principal      Principal
Ratio                     Contracts   Balance Outstanding       Balance
----------------------    ---------   -------------------  --------------------

 20.01 -   30.00               1              49,915.34            0.06%
 30.01 -   40.00               1             100,000.00            0.12
 40.01 -   50.00               6             441,552.11            0.52
 50.01 -   60.00              12             947,714.22            1.11
 60.01 -   70.00              32           3,016,280.10            3.53
 70.01 -   80.00             187          20,504,844.96           23.99
 80.01 -   90.00             376          39,759,093.52           46.51
 90.01 -  100.00             171          20,267,246.05           23.71
100.01 -  110.00               2             231,336.23            0.27
110.01 -  120.00               1             161,070.46            0.19
                             ---          -------------          ------
      Total(1)               789          85,479,052.99          100.00%

----------
(1) Percentages do not add to 100% due to rounding.









[LOGO OF MERRILL LYNCH]                21

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                MONTH OF NEXT RATE ADJUSTMENT OF INITIAL GROUP I
                     ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                           % of Adjustable Rate
                                                                Contracts by
                                                                Outstanding
Month of Next           Number of     Aggregate Principal        Principal
Rate Adjustment         Contracts     Balance Outstanding         Balance
---------------         ---------     -------------------  --------------------

    1999-02                   1             70,270.46              0.08%
    1999-03                   1            157,779.46              0.18
    1999-04                   1             81,829.14              0.10
    1999-05                   1            138,845.73              0.16
    1999-06                   3            247,516.08              0.29
    2000-01                   1             89,051.23              0.10
    2000-02                   1            112,458.36              0.13
    2000-03                   2            317,022.67              0.37
    2000-04                   3            250,980.78              0.29
    2000-05                   2            285,700.61              0.33
    2000-06                  10          1,284,061.38              1.50
    2000-07                  20          1,975,538.10              2.31
    2000-08                  50          5,112,808.60              5.98
    2000-09                 121         13,384,255.60             15.66
    2000-10                 176         18,463,743.11             21.60
    2000-11                 211         24,357,417.07             28.50
    2000-12                 125         13,170,059.18             15.41
    2001-01                  32          3,414,575.00              3.99
    2001-02                   1             37,498.58              0.04
    2001-06                   1            222,679.25              0.26
    2001-07                   1             59,284.18              0.07
    2001-08                   3            316,056.77              0.37
    2001-09                   4            328,855.53              0.38
    2001-10                   8            698,520.77              0.82
    2001-11                   5            333,894.00              0.39
    2001-12                   4            500,351.35              0.59
    2002-01                   1             68,000.00              0.08
                            ---         -------------              ----
      Total(1)              789         85,479,052.99            100.00%

----------
(1)  Percentages do not add to 100% due to rounding


     LIEN POSITION OF INITIAL GROUP I ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                            % of Adjustable Rate
                                                                 Contracts by
                                                                 Outstanding
                         Number of     Aggregate Principal        Principal
    Lien                 Contracts     Balance Outstanding         Balance
---------------          ---------     -------------------  --------------------

First                       789           85,479,052.99            100.00%
                            ---           -------------            ------
    Total(1)                789           85,479,052.99            100.00%
                            ---           -------------            ------

----------
(1)  Percentages do not add to 100% due to rounding




[LOGO OF MERRILL LYNCH]                22

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                DISTRIBUTION OF GROSS MARGIN OF INITIAL GROUP I
                     ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                           % of Adjustable Rate
                                                              Contracts by
                                                              Outstanding
                      Number of     Aggregate Principal        Principal
Gross Margin (%)      Contracts     Balance Outstanding         Balance
----------------      ---------     -------------------    --------------------

 4.250 -  4.499            2              270,628.96                0.32%
 4.500 -  4.749            1               39,600.00                0.05
 4.750 -  4.999            4              450,307.97                0.53
 5.000 -  5.249            5              440,410.88                0.52
 5.250 -  5.499           17            1,865,500.33                2.18
 5.500 -  5.749           28            3,182,327.30                3.72
 5.750 -  5.999           88            9,959,857.98               11.65
 6.000 -  6.249           85            9,949,978.55               11.64
 6.250 -  6.499           91           10,013,087.44               11.71
 6.500 -  6.749           94           11,055,247.74               12.93
 6.750 -  6.999          114           13,427,092.64               15.71
 7.000 -  7.249           77            7,333,942.92                8.58
 7.250 -  7.499           30            3,171,535.13                3.71
 7.500 -  7.749           23            2,372,568.94                2.78
 7.750 -  7.999           43            4,332,296.58                5.07
 8.000 -  8.249           34            3,211,422.08                3.76
 8.250 -  8.499           17            1,532,814.38                1.79
 8.500 -  8.749           22            1,673,383.09                1.96
 8.750 -  8.999            1               73,741.08                0.09
 9.000 -  9.249            7              700,746.50                0.82
 9.250 -  9.499            2              134,107.20                0.16
 9.500 -  9.749            2              122,724.71                0.14
 9.750 - 10.000            2              165,730.59                0.19
                         ---           -------------              ------
          Total(1)       789           85,479,052.99              100.00%

----------
(1)  Percentages do not add to 100% due to rounding











[LOGO OF MERRILL LYNCH]                23

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

   MAXIMUM LOAN RATE OF INITIAL GROUP I ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                % of Adjustable Rate
                                                                   Contracts by
                                                                   Outstanding
                           Number of     Aggregate Principal        Principal
Maximum Loan Rate          Contracts     Balance Outstanding         Balance
---------------------      ---------     -------------------    --------------------
Less than  14.000             49              6,138,663.41            7.18%
  14.000 - 14.249              4                420,381.03            0.49
  14.250 - 14.499             18              2,139,196.76            2.50
  14.500 - 14.749             67              8,530,008.25            9.98
  14.750 - 14.999            111             12,627,962.73           14.77
  15.000 - 15.249             34              4,301,605.64            5.03
  15.250 - 15.499             83              9,423,195.29           11.02
  15.500 - 15.749             69              7,225,993.25            8.45
  15.750 - 15.999             97              9,814,829.59           11.48
  16.000 - 16.249             31              3,090,776.68            3.62
  16.250 - 16.499             45              5,052,000.96            5.91
  16.500 - 16.749             48              4,154,641.79            4.86
  16.750 - 16.999             52              4,984,401.01            5.83
  17.000 - 17.249             15              1,298,051.37            1.52
  17.250 - 17.499             21              1,846,160.36            2.16
  17.500 - 17.749             19              1,927,879.70            2.26
  17.750 - 17.999             11              1,103,729.31            1.29
  18.000 - 18.249              7                667,018.03            0.78
  18.250 - 18.499              2                171,776.45            0.20
  18.500 - 18.749              1                132,300.00            0.15
  18.750 - 18.999              2                129,827.29            0.15
  19.250 - 19.499              2                135,166.09            0.16
Greater than 20.000            1                163,488.00            0.19
                             ---             -------------          ------
            Total(1)         789             85,479,052.99          100.00%

----------
(1)  Percentages do not add to 100% due to rounding











[LOGO OF MERRILL LYNCH]                24

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

   MINIMUM LOAN RATE OF INITIAL GROUP I ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                               % of Adjustable Rate
                                                                   Contracts by
                                                                   Outstanding
                           Number of     Aggregate Principal        Principal
Maximum Loan Rate          Contracts     Balance Outstanding         Balance
---------------------      ---------     -------------------   --------------------
Less than     7.250            3                330,484.39            0.39%
    7.250 -   7.499            2                361,107.34            0.42
    7.500 -   7.749            3                520,056.27            0.61
    7.750 -   7.999           33              4,590,309.95            5.37
    8.000 -   8.249            9              1,084,136.46            1.27
    8.250 -   8.499           23              2,756,075.41            3.22
    8.500 -   8.749           76              9,376,193.44           10.97
    8.750 -   8.999          122             13,887,373.28           16.25
    9.000 -   9.249           30              3,568,352.54            4.17
    9.250 -   9.499           87              9,573,672.47           11.20
    9.500 -   9.749           80              8,375,037.20            9.80
    9.750 -   9.999          108             10,827,506.48           12.67
   10.000 -  10.249           28              2,809,477.91            3.29
   10.250 -  10.499           45              5,007,688.98            5.86
   10.500 -  10.749           49              4,406,416.26            5.15
   10.750 -  10.999           41              3,681,441.35            4.31
   11.000 -  11.249           17              1,495,948.95            1.75
   11.250 -  11.499           11                811,430.84            0.95
   11.500 -  11.749            7                654,629.04            0.77
   11.750 -  11.999            9                824,290.61            0.96
   12.000 -  12.249            3                301,007.73            0.35
   12.250 -  12.499            1                101,250.00            0.12
Greater than 13.000            2                135,166.09            0.16
                             ---             -------------          ------
           Total(1)          789             85,479,052.99          100.00%

----------
(1)  Percentages do not add to 100% due to rounding















[LOGO OF MERRILL LYNCH]                25

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                    GROUP II

                      THE INITIAL HOME EQUITY CONTRACT POOL
                  INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

             Number of Contracts in pool:                        671
             Wgt. Avg. Contract Rate:                         9.342%
             Range of Rates:                          6.99% - 13.38%
             Wgt. Avg. Orig. Maturity:                           360
             Wgt. Avg. Rem. Maturity:                            358
             Avg. Rem. Princ. Balance:                      $126,864
             Wgt. Avg. CLTV:                                  86.52%


                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
             INITIAL GROUP II ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                               % of Adjustable Rate
                                            % of Contract Pool                                     Contracts by
                           Number of           by Number of            Aggregate Principal         Outstanding
State                      Contracts            Contracts              Balance Outstanding       Principal Balance
-----                      ---------        ------------------         -------------------     --------------------
AL                              15                     2.24                  1,380,349.39              1.62%
AR                               3                     0.45                    186,427.50              0.22
AZ                              11                     1.64                  1,337,219.10              1.57
CA                              67                     9.99                 13,111,040.82             15.40
CO                              31                     4.62                  4,070,182.73              4.78
CT                               4                     0.60                    601,511.91              0.71
DC                               4                     0.60                    496,363.40              0.58
DE                               2                     0.30                    252,604.76              0.30
FL                              43                     6.41                  4,489,657.16              5.27
GA                              19                     2.83                  2,395,850.47              2.81
IA                               1                     0.15                     88,092.76              0.10
ID                               4                     0.60                    588,472.14              0.69
IL                              12                     1.79                  1,646,218.48              1.93
IN                              37                     5.51                  3,486,657.16              4.10
KS                               3                     0.45                    232,915.84              0.27
KY                              13                     1.94                    927,994.49              1.09
LA                              11                     1.64                  1,068,259.07              1.25
MA                               9                     1.34                  1,226,950.56              1.44
MD                              44                     6.56                  8,127,598.44              9.55
MI                              15                     2.24                  1,590,944.70              1.87
MO                               5                     0.75                    493,128.56              0.58
MS                               2                     0.30                    114,966.96              0.14
NC                              35                     5.22                  3,737,201.24              4.39
NH                               3                     0.45                    391,288.94              0.46
NJ                               2                     0.30                    455,866.39              0.54
NM                               5                     0.75                    430,215.73              0.51
NV                               4                     0.60                    398,794.34              0.47
NY                               3                     0.45                    345,027.67              0.41
OH                              61                     9.09                  5,390,045.42              6.33
OK                               4                     0.60                    225,922.15              0.27
OR                              27                     4.02                  3,329,613.44              3.91
PA                              12                     1.79                  1,466,566.24              1.72
RI                               4                     0.60                    762,321.08              0.90
SC                              11                     1.64                  1,063,768.46              1.25
TN                              26                     3.87                  2,675,320.16              3.14
TX                              34                     5.07                  4,142,656.22              4.87
UT                              22                     3.28                  2,809,112.48              3.30
VA                              11                     1.64                  2,349,031.43              2.76
WA                              44                     6.56                  6,473,087.04              7.60
WI                               6                     0.89                    513,756.43              0.60
WV                               1                     0.15                    190,833.24              0.22
WY                               1                     0.15                     61,731.52              0.07
                               ---                   ------                 -------------            ------
       Total(1)                671                   100.00                 85,125,566.02            100.00%


----------
* No one State in this category constitutes more than 5% of the Initial Adjustable Rate Home Equity Contracts Outstanding Principal Balance.

(1)  Percentages do not add to 100% due to rounding.




[LOGO OF MERRILL LYNCH]                26

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

YEARS OF ORIGINATION OF INITIAL GROUP II ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                            % of Adjustable Rate
                                                                 Contracts by
                                                                 Outstanding
                         Number of     Aggregate Principal        Principal
Year of Origination      Contracts     Balance Outstanding         Balance
-------------------      ---------     -------------------  --------------------

1997                          2             132,256.80               0.16%
1998                        646          82,165,834.22              96.52
1999                         23           2,827,475.00               3.32
                            ---          -------------             ------
             Total(1)       671          85,125,566.02             100.00%

----------
(1) Percentages do not add to 100% due to rounding.


























[LOGO OF MERRILL LYNCH]                27

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   DISTRIBUTION OF ORIGINAL INITIAL GROUP II
                  ADJUSTABLE RATE HOME EQUITY CONTRACT AMOUNTS


                                                                 % of Adjustable Rate
                                                                   Contracts by
                                                                   Outstanding
Original Contract          Number of     Aggregate Principal        Principal
Amount (in Dollars)        Contracts     Balance Outstanding         Balance
--------------------       ---------     -------------------     --------------------
 20,000.00  -  29,999.99       5                 133,813.42            0.16%
 30,000.00  -  39,999.99       9                 317,103.26            0.37
 40,000.00  -  49,999.99      24               1,111,416.36            1.31
 50,000.00  -  59,999.99      46               2,537,828.44            2.98
 60,000.00  -  69,999.99      65               4,258,006.02            5.00
 70,000.00  -  79,999.99      50               3,712,179.84            4.36
 80,000.00  -  89,999.99      54               4,553,044.32            5.35
 90,000.00  -  99,999.99      44               4,135,982.84            4.86
100,000.00  - 109,999.99      40               4,169,216.91            4.90
110,000.00  - 119,999.99      49               5,605,443.26            6.58
120,000.00  - 129,999.99      42               5,239,851.61            6.16
130,000.00  - 139,999.99      38               5,128,333.92            6.02
140,000.00  - 149,999.99      19               2,761,765.63            3.24
150,000.00  - 159,999.99      22               3,383,267.30            3.97
160,000.00  - 169,999.99      24               3,942,032.21            4.63
170,000.00  - 179,999.99      14               2,425,138.40            2.85
180,000.00  - 189,999.99      12               2,231,388.52            2.62
190,000.00  - 199,999.99      12               2,356,133.21            2.77
200,000.00  - 249,999.99      43               9,770,744.46           11.48
250,000.00  - 299,999.99      42              11,415,179.15           13.41
Greater than  300,000.00      17               5,937,696.94            6.98
                             ---              -------------          ------
                Total(1)     671              85,125,566.02          100.00%

----------
(1)  Percentages do not add to 100% due to rounding.













[LOGO OF MERRILL LYNCH]                28

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                REMAINING MONTHS TO MATURITY OF INITIAL GROUP II
                     ADJUSTABLE RATE HOME EQUITY CONTRACTS


                                                           % of Adjustable Rate
                                                               Contracts by
                                                              Outstanding
                     Number of     Aggregate Principal         Principal
Months Remaining     Contracts     Balance Outstanding          Balance
----------------     ---------     -------------------     --------------------

  331  -  360           671           85,125,566.02            100.00%
                        ---           -------------            ------
      Total(1)          671           85,125,566.02            100.00%

----------
(1)  Percentages do not add to 100% due to rounding.


           INITIAL GROUP II ADJUSTABLE RATE HOME EQUITY CONTRACT RATES


                                                                % of Adjustable
                                                               Rate Contracts by
                                                                  Outstanding
Range of Contracts by     Number of     Aggregate Principal        Principal
Contract Rates            Contracts     Balance Outstanding         Balance
------------------------  ---------     -------------------    -----------------

Less than     9.001           259           37,434,090.01            43.98%
   9.001  -  10.000           274           34,297,190.47            40.29
  10.001  -  11.000           104           10,545,985.82            12.39
  11.001  -  12.000            31            2,601,402.01             3.06
  12.001  -  13.000             2              164,115.09             0.19
Greater than 13.000             1               82,782.62             0.10
                              ---           -------------           ------
            Total(1)          671           85,125,566.02           100.00%

----------
(1)  Percentages do not add to 100% due to rounding.


                COMBINED LOAN-TO-VALUE RATIO OF INITIAL GROUP II
                     ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                % of Adjustable
                                                               Rate Contracts by
                                                                  Outstanding
                              Number of   Aggregate Principal      Principal
Combined Loan-to-Value Ratio  Contracts   Balance Outstanding       Balance
----------------------------  ---------   -------------------  -----------------

 10.01 -  20.00                    1             34,906.43            0.04%
 20.01 -  30.00                    1             59,591.65            0.07
 30.01 -  40.00                    2            123,456.48            0.15
 40.01 -  50.00                    5            451,802.47            0.53
 50.01 -  60.00                    6            804,157.78            0.94
 60.01 -  70.00                   20          2,306,675.77            2.71
 70.01 -  80.00                  165         20,078,318.22           23.59
 80.01 -  90.00                  308         39,286,055.01           46.15
 90.01 - 100.00                  163         21,980,602.21           25.82
                                 ---         -------------          ------
         Total(1)                671         85,125,566.02          100.00%

----------
(1)  Percentages do not add to 100% due to rounding.








[LOGO OF MERRILL LYNCH]                29

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                MONTH OF NEXT RATE ADJUSTMENT OF INITIAL GROUP II
                     ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                              % of Adjustable
                                                             Rate Contracts by
                                                                Outstanding
Month of Next           Number of     Aggregate Principal        Principal
Rate Adjustment         Contracts     Balance Outstanding         Balance
---------------         ---------     -------------------    -----------------

1999-01                       1             142,130.06               0.17%
1999-05                       1              76,459.92               0.09
1999-09                       1             109,602.84               0.13
1999-10                       1              22,653.96               0.03
1999-12                       1             377,832.42               0.44
2000-01                       2             265,555.71               0.31
2000-02                       1             138,323.66               0.16
2000-03                       1             151,866.39               0.18
2000-04                       1             103,604.85               0.12
2000-05                       3             662,733.31               0.78
2000-06                      12           1,644,423.38               1.93
2000-07                      21           2,685,808.38               3.16
2000-08                      35           4,612,589.04               5.42
2000-09                     105          13,567,286.40              15.94
2000-10                     145          19,204,315.74              22.56
2000-11                     176          21,621,360.89              25.40
2000-12                     123          15,289,629.61              17.96
2001-01                      23           2,855,215.00               3.35
2001-02                       2             264,915.00               0.31
2001-07                       1              37,322.28               0.04
2001-08                       2             177,928.91               0.21
2001-09                       3             296,071.64               0.35
2001-10                       5             461,872.92               0.54
2001-11                       2             152,410.90               0.18
2001-12                       3             203,652.81               0.24
                            ---          -------------             ------
        Total(1)            671          85,125,566.02             100.00%

----------
(1)  Percentages do not add to 100% due to rounding


     LIEN POSITION OF INITIAL GROUP II ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                               % of Adjustable
                                                              Rate Contracts by
                                                                Outstanding
                        Number of     Aggregate Principal        Principal
      Lien              Contracts     Balance Outstanding         Balance
---------------         ---------     -------------------    ------------------

     First                 671           85,125,566.02            100.00%
                           ---           -------------            ------
       Total(1)            671           85,125,566.02            100.00%
                           ---           -------------            ------

----------
(1)  Percentages do not add to 100% due to rounding






[LOGO OF MERRILL LYNCH]                30

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                DISTRIBUTION OF GROSS MARGIN OF INITIAL GROUP II
                     ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                               % of Adjustable
                                                              Rate Contracts by
                                                                 Outstanding
                         Number of     Aggregate Principal        Principal
Gross Margin (%)         Contracts     Balance Outstanding         Balance
------------------       ---------     -------------------    -----------------

  4.500 -    4.749           2                296,243.81             0.35%
  4.750 -    4.999           5                547,575.11             0.64
  5.000 -    5.249           5                540,938.69             0.64
  5.250 -    5.499          14              2,224,467.65             2.61
  5.500 -    5.749          26              3,274,612.14             3.85
  5.750 -    5.999          68              9,176,960.30            10.78
  6.000 -    6.249          69              9,229,734.80            10.84
  6.250 -    6.499          86             11,307,728.06            13.28
  6.500 -    6.749          86             12,106,405.79            14.22
  6.750 -    6.999         110             14,824,543.20            17.41
  7.000 -    7.249          49              6,139,156.05             7.21
  7.250 -    7.499          32              3,542,889.50             4.16
  7.500 -    7.749          38              3,964,668.00             4.66
  7.750 -    7.999          26              2,486,977.09             2.92
  8.000 -    8.249          22              2,092,648.98             2.46
  8.250 -    8.499           6                521,227.96             0.61
  8.500 -    8.749          15              1,328,753.19             1.56
  8.750 -    8.999           6                881,277.58             1.04
  9.000 -    9.249           2                188,198.97             0.22
  9.250 -    9.499           1                124,169.10             0.15
Greater than 9.750           3                326,390.05             0.38
                           ---             -------------           ------
          Total(1)         671             85,125,566.02           100.00%

----------
(1)  Percentages do not add to 100% due to rounding















[LOGO OF MERRILL LYNCH]                31

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                      MAXIMUM LOAN RATE OF INITIAL GROUP II
                     ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                % of Adjustable
                                                               Rate Contracts by
                                                                  Outstanding
                          Number of     Aggregate Principal        Principal
Maximum Loan Rate         Contracts     Balance Outstanding         Balance
-----------------         ---------     -------------------    -----------------

 Less than   14.000          29             4,680,851.49              5.50%
    14.000 - 14.249           8             1,170,740.59              1.38
    14.250 - 14.499          18             2,555,912.43              3.00
    14.500 - 14.749          54             8,653,671.33             10.17
    14.750 - 14.999         113            14,649,231.80             17.21
    15.000 - 15.249          35             4,628,524.29              5.44
    15.250 - 15.499          68             8,960,365.65             10.53
    15.500 - 15.749          57             7,370,917.00              8.66
    15.750 - 15.999          98            12,693,074.84             14.91
    16.000 - 16.249          26             3,199,122.67              3.76
    16.250 - 16.499          40             4,943,372.95              5.81
    16.500 - 16.749          32             3,276,508.27              3.85
    16.750 - 16.999          41             3,953,180.25              4.64
    17.000 - 17.249          10               974,816.87              1.15
    17.250 - 17.499          12             1,144,752.56              1.34
    17.500 - 17.749           7               494,311.88              0.58
    17.750 - 17.999           5               382,063.51              0.45
    18.000 - 18.249           7               470,763.96              0.55
    18.250 - 18.499           3               260,263.10              0.31
    18.500 - 18.749           3               235,355.76              0.28
    18.750 - 18.999           1                67,370.89              0.08
    19.500 - 19.749           1               124,169.10              0.15
Greater than 20.000           3               236,224.83              0.28
                            ---            -------------            ------
            Total(1)        671            85,125,566.02            100.00%

----------
(1)  Percentages do not add to 100% due to rounding


[LOGO OF MERRILL LYNCH]                32

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

  MINIMUM LOAN RATE OF INITIAL GROUP II ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                % of Adjustable
                                                               Rate Contracts by
                                                                  Outstanding
                          Number of     Aggregate Principal        Principal
Minimum Loan Rate         Contracts     Balance Outstanding         Balance
-----------------         ---------     -------------------    -----------------

 6.500 -  7.249                 3              485,366.63              0.57%
 7.250 -  7.499                 2              232,907.19              0.27
 7.500 -  7.749                 3              331,985.61              0.39
 7.750 -  7.999                21            3,627,018.80              4.26
 8.000 -  8.249                10            1,692,920.83              1.99
 8.250 -  8.499                23            3,372,558.33              3.96
 8.500 -  8.749                68           10,656,541.05             12.52
 8.750 -  8.999               122           15,833,605.33             18.60
 9.000 -  9.249                39            5,146,981.34              6.05
 9.250 -  9.499                81            9,680,911.63             11.37
 9.500 -  9.749                52            6,472,721.67              7.60
 9.750 -  9.999               100           13,091,481.20             15.38
10.000 - 10.249                23            2,710,399.38              3.18
10.250 - 10.499                27            2,966,584.70              3.48
10.500 - 10.749                24            2,293,121.29              2.69
10.750 - 10.999                33            3,073,316.40              3.61
11.000 - 11.249                14            1,090,120.34              1.28
11.250 - 11.499                 9              902,481.52              1.06
11.500 - 11.749                10              729,667.64              0.86
11.750 - 11.999                 3              191,610.89              0.23
12.250 - 12.499                 1               39,945.99              0.05
12.500 - 12.749                 1              124,169.10              0.15
13.250 - 13.499                 2              379,149.16              0.45
                              ---           -------------            ------
                              671           85,125,566.02            100.00%

----------
(1)  Percentages do not add to 100% due to rounding











[LOGO OF MERRILL LYNCH]                33

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                          CPR PREPAYMENT SENSITIVITIES
                              for POOL CERTIFICATES

                           75% of              100% of              125% of              150% of                175% of
                     Prepayment Model*    Prepayment Model*     Prepayment Model*   Prepayment Model*      Prepayment Model*
                       WAL/Maturity         WAL/Maturity          WAL/Maturity         WAL/Maturity           WAL/Maturity
                     -----------------    -----------------     -----------------   -----------------      -----------------
To Call
 A - 1A ARM           4.24    11/09       3.15      05/07        2.44      08/05      1.96     05/04         1.61     06/03
 A - 1B ARM           4.24    11/09       3.15      05/07        2.45      08/05      1.96     05/04         1.61     06/03
 A - 1                1.31    09/01       1.06      02/01        0.90      10/00      0.79     08/00         0.71     06/00
 A - 2                3.16    02/03       2.45      03/02        2.00      08/01      1.70     04/01         1.49     12/00
 A - 3                5.32    08/06       3.88      04/04        3.00      12/02      2.48     03/02         2.12     09/01
 A - 4                8.36    08/08       6.20      06/06        4.45      12/04      3.34     01/03         2.76     03/02
 A - 5                5.63    05/08       5.08      04/06        4.50      12/04      3.84     11/03         3.18     12/02
 A - 6                1.99    03/01       1.99      03/01        1.99      03/01      1.99     03/01         1.99     03/01
 M - 1               11.62    04/11       8.96      07/08        7.14      09/06      5.81     05/05         4.81     06/04
 M - 2               12.08    04/11       9.33      07/08        7.49      09/06      6.16     05/05         5.24     06/04
 B - 1                5.58    09/06       4.30      12/04        3.98      05/04      3.80     12/03         3.72     01/04
 B - 2a               0.49    04/00       0.50      04/00        0.51      05/00      0.52     05/00         0.53     06/00
 B - 2                9.35    04/11       7.22      07/08        6.38      09/06      5.77     05/05         5.18     06/04
To Maturity
 M - 1               11.89    09/12       9.20      10/09        7.30      08/07      5.92     01/06         4.85     11/04
 M - 2               15.23    03/17      12.37      01/14       10.00      06/11      8.25     05/09         6.92     10/07
 B - 1                5.58    09/06       4.30      12/04        3.98      05/04      3.80     12/03         3.72     01/04

---------------
(1) The Certificates (other than the Class A-1A ARM and the Class A-1B ARM Certificates) will be priced, with respect to the Fixed Rate Home Equity Contracts, using 125% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Contracts in the first month of the life of the Fixed Rate Home Equity Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20%. The Class A-1A ARM and Class A-1B ARM Certificates will be priced, with respect to the Adjustable Rate Home Equity Contracts, using a constant prepayment rate of 30% CPR.














[LOGO OF MERRILL LYNCH]                34

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.